AGREEMENT AND PLAN OF REORGANIZATION
                   BY AND BETWEEN PIRANHA, INC. AND JJT, INC.

         THIS AGREEMENT AND PLAN OF REORGANIZATION is made and entered into as of the 1st day of November, 2000, by and between Piranha, Inc., a Delaware corporation ("Buyer") and JJT, Inc., a Texas corporation ("Seller"), and joined in by John T. Stokes and Janet C. Stokes, the majority stockholders of Seller.

                                   WITNESSETH:

         WHEREAS, the parties wish to effect a reorganization whereby Buyer will acquire all of the business, properties and assets of Seller subject to certain of Seller's liabilities in exchange for 50,000 shares of Buyer Common Stock, par value $.001 per share;

         WHEREAS FURTHER, the Board of Directors and stockholders of Seller have approved of a Plan of Liquidation and Dissolution pursuant to which the shares of Buyer's Common Stock received by Seller hereunder will be distributed by Seller to its stockholders in exchange for and in complete cancellation and retirement of its issued and outstanding stock and in complete liquidation of Seller followed by the dissolution of Seller immediately thereafter; and

         NOW,  THEREFORE,   in   consideration    of   the   mutual   covenants,
representations, warranties and agreements set forth herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1. PURCHASE AND SALE OF ASSETS.

         (a) At the Closing on the Closing Date (as hereinafter defined) Seller shall sell, transfer, convey and assign to Buyer and Buyer shall acquire from Seller solely in exchange for shares of Buyer Common Stock, all of the business, properties and assets of Seller of every kind, character, nature and description, tangible or intangible, wherever situated, including, without limitation, contracts, contract rights, patents, franchises, licenses, copyrights, trademarks, trade names, service marks, choses in action, accounts receivable, prepaid items, leaseholds and leasehold improvements, fixtures, equipment, insurance policies, inventory, raw materials, supplies, causes of action, books and records, goodwill, cash on hand and cash equivalents and the right to use its present corporate name and any substantially similar name.

         (b) On the Closing Date Buyer shall issue and deliver to Seller in exchange for the business, properties and assets of Seller as set forth in P. 1(a) above, 50,000 shares of Buyer Common Stock, par value $.001 per share, all of which shares shall be voting shares, it being intended by the parties hereto that such exchange be a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code.

         (c) On the Closing Date Buyer shall assume the following liabilities or obligations of Seller and no others, it being understood that no additional liabilities or obligations are being assumed.

                  (i) All corporate debt to City National Bank of Taylor, Taylor, Texas.

                  (ii) All obligations to the United States Small Business Administration.

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

                  (iii) All obligations that are secured by UCC-1 financing statements filed either with the State of Texas or the County of Williamson Recorder of Deeds office.

                   (iv) The employment (without  contracts,  it being understood that Buyer is not and will not honor any of Seller's existing employment contracts) of John T. Stokes, Janet C. Stokes, John
                  R. Stokes, Marian Clarke, Tomi Aguirre, Angie Becker, Tim Feeley, Kim Hiserote, Linda Hiserote, Donna Johnston, Jennifer Kister, Michelle Kuzov, Nora Lockshin, Jason Lovelace, Ann McWhirter, Kathleen Meko, Allison Ross and Kyle Snodgrass.

                  (v) All liabilities for state and federal taxes including withholding taxes, excise taxes, income taxes, property taxes and business licenses.

                  (vi) All obligations under contracts for the provision of services in the ordinary course of Seller's business and operations, including the contracts with Motorola, Inc., The State of Arkansas, Texas Instruments, Inc., the National Institute of Health and the Library of Congress.

                  (vii) All obligations for premiums under insurance policies.

       (d) Buyer and Seller hereby undertake and agree to file timely any information that may be required to be filed under the regulations of the Internal Revenue Service in connection with the consummation of the transactions set forth in this Agreement.

2. LIQUIDATION AND DISSOLUTION OF SELLER.

       (a) Promptly after receipt thereof, Seller shall distribute to its stockholders, in complete liquidation of Seller and in exchange for and in complete cancellation and redemption of their shares of Seller Common Stock, the shares of Buyer Common Stock received by Seller pursuant to P. 1 of this Agreement. The shares of Buyer Common Stock so received by Seller shall be reissued as follows: Janet C. Stokes-25,500 shares; John T. Stokes-3,975 shares; John R. Stokes-12,500 shares; Laussade Trust-7,500 shares; Carlton Andrews-500 shares; Donna Johnston-25 shares.

       (b) Following said distribution, Seller shall dissolve and wind up its affairs after which time Seller shall not engage in any further business.

3. CLOSING.

       (a) Unless otherwise agreed, the closing of the transactions set forth in
P. 1 hereof shall take place at the offices of Buyer on November 1, 2000 ("Closing Date").

       (b) At the Closing on the Closing Date Buyer shall deliver to Seller a certificate for 50,000 shares of Buyer Common Stock, par value $.001 per share.

       (c) At the closing on the Closing Date Seller shall deliver to Buyer:

                  (i) all corporate minute books, contracts, and other records of Seller of whatsoever nature, including without limitation, all intellectual property of Seller.

                   (ii) all documents evidencing the liabilities and obligations of Seller assumed by Buyer pursuant to P. 1(c) above.

                  (iii) a listing of all employees of Seller together with all payments due them in connection with their employment with Seller.

                  (iv) a copy of all UCC financing statements that have been executed by Seller since its incorporation.

                  (v) a  copy  of  the  resolutions  adopted  by  the  Board  of
                  Directors and stockholders of Seller authorizing this Agreement and the liquidation and dissolution of Seller as described in P. 2 above.

                  (VI) A BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT A executed by the President and Secretary of Seller.

                  (vii) the consents of third parties referred to inP. 4(i) below.

                  (viii) such other documents as Buyer shall reasonably request in order to effectuate the terms and conditions of this Agreement.

         4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELLER, JOHN T. STOKES AND JANET C. STOKES. Seller, John T. Stokes and Janet C. Stokes hereby jointly and severally represent, warrant and agree with Buyer as follows:

         (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Seller has all requisite corporate power and authority to own, operate and lease the properties and assets it now owns, operates and leases and to carry on its business as presently conducted. Seller is duly qualified to transact business as a foreign corporation and is in good standing in all jurisdictions where such qualification is required by reason of the nature of the properties and assets currently owned, operated or leased by it or the business currently conducted by it, except for such jurisdictions where the failure to be so qualified would not have a material adverse effect on its business and operations taken as a whole.

         (b) Neither Seller's Certificate of Incorporation nor its By-Laws have been amended since its date of incorporation except to change the name of the Seller to its current name. The stock split referred to in Seller's minutes of August 26, 1997 was never consummated.

         (c) Seller has an authorized capitalization consisting of 1,000 shares of Common Stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding. All such shares are validly issued, fully paid and non-assessable. There are no outstanding options, warrants, contracts, calls, conversion rights or commitments relating to any other Seller shares of Common Stock.

         (d) The stockholders of Seller are Janet C. Stokes; John R. Stokes; John T. Stokes; Laussade Trust; Carlton Andrews and Donna Johnston. The stockholders of Seller own such shares, of record and beneficially, and have valid and marketable title to the Shares, free and clear of any claims, liens or encumbrances and have full right, power and authority to sell, assign and transfer the Shares without the consent or approval of any other person or entity.

         (e) Seller has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly approved by the stockholders and the Board of Directors of Seller, and no other proceeding on the part of the Seller is necessary to approve and authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         (f) This Agreement has been duly executed and delivered by Seller, John
T. Stokes and Janet C. Stokes and constitutes their valid and binding Agreement, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or in equity.

         (g) Except as set forth on Schedule 4(g) attached hereto the Seller has no employment contracts that are outstanding and binding upon the Seller. Seller is current with all payments due under all of such contracts except for the contract with Roger Thompson of which Buyer has previously been advised and there are no agreements, whether written or oral, binding upon the Seller to increase any payments thereunder or to compensate any of the employees referred to therein in any additional manner whatsoever. There are no accrued and unpaid bonuses or accrued and unpaid salaries or other benefits due any of such employees or any other Seller employees. Seller agrees to cancel all employment contracts prior to the Closing.

         (h) Seller has all approvals, authorizations, consents, licenses, orders, registrations or permits of all governmental regulatory agencies, whether federal, state or local, required for its business as presently or proposed to be conducted.

         (i) Except as set forth on Schedule 4(i) attached hereto, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate or conflict with any provision of the Certificate of Incorporation or By-Laws of Seller, (ii) breach, violate or constitute an event of default (or an event which with the lapse of time or the giving of notice or both would constitute an event of default) under, give rise to any right of termination, cancellation, modification or acceleration under, or require any consent or the giving of any notice under, any note, bond, indenture, mortgage, security agreement, lease, license, franchise, permit, agreement or other instrument or obligation to which Seller is a party, or by which Seller or any of its properties or assets may be bound, or result in the creation of any lien, claim or encumbrance or other right of any third party of any kind whatsoever upon the properties or assets of Seller pursuant to the terms of any such instrument or obligation, (iii) violate or conflict with any law, statute, ordinance, code, rule, regulation, judgment, order, writ, injunction, decree or other instrument of any federal, state, local or foreign court or governmental or regulatory body, agency or authority applicable to Seller or by which any of its properties or assets may be bound, or (iv) require, on the part of Seller, any filing or registration with, or permit, license, exemption, consent, authorization or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority, other than any filing, registration, permit, license, exemption, consent, authorization, approval or notice.

         (j) Seller has filed all required federal, state and local tax returns, has paid or accrued all taxes shown thereon, including all employment and unemployment taxes, and has made all required deposits and prepayments with respect thereto. Seller has withheld all amounts from its employees and other persons with regard to which amounts are required to be withheld under the tax, social security, unemployment and other withholding provisions of all federal, state, local and foreign. For purposes of this Agreement, "taxes" mean and include any and all United States, state, local, foreign or other income, sales, use, withholding, employment, payroll, social security, property taxes and all other taxes of any kind, deficiencies, fees or other governmental charges, including, without limitation, any installment payment for taxes and contributions or other amounts determined with respect to compensation paid to directors, officers, employees or independent contractors from time to time imposed by or required to be paid to any governmental authority (including penalties and additions to tax thereon, penalties for failure to file a return or report, and interest on any of the foregoing).

         (k) All fixed assets, equipment, personal property and other assets owned by Seller are fully paid for and there are no outstanding conditional sales contracts, mortgages or other liens or encumbrances on any of said property. Seller has good and valid title to all personal property, whether tangible or intangible, owned by it free and clear of all liens or encumbrances of any kind whatsoever.

         (l) Except as set forth on Schedule 4(l) attached hereto, there are no suits, actions, claims, proceedings (including, without limitation, arbitral or administrative proceedings) or investigations pending or, to the knowledge of Seller, John T. Stokes and Janet C. Stokes, threatened against Seller or its properties, assets or business or, to the knowledge of Seller, John T. Stokes and Janet C. Stokes, pending or threatened against any of the officers, directors, employees, agents or consultants of Seller in connection with the business of Seller. There are no such suits, actions, claims, proceedings or investigations pending against Seller, or, to the knowledge of Seller, John T. Stokes and Janet C. Stokes, threatened against Seller challenging the validity or propriety of the transactions contemplated by this Agreement. There is no judgment, order, injunction, decree or award (whether issued by a court, an arbitrator or an administrative agency) to which the Seller is a party, or involving its properties, assets or business, which is unsatisfied or which requires Seller's continuing compliance.

         (m) Seller owns all patents, copyrights, trademarks, tradenames and other intellectual property necessary for the operation of its business as presently conducted.

         (n) There are no controversies pending or threatened between Seller and any of its present or past employees or representatives of any such employees with respect to employment, compensation, hours, working conditions, benefits or otherwise.

         (o) Seller is not liable as a guarantor or surety in connection with the obligation of any other person, partnership, corporation or other entity and no person has the power to confess judgment against Seller.

         (p) Seller is not a party to, or subject to (i) any contract, arrangement or understanding, or series of related contracts, arrangements or understandings, which involves annual expenditures or receipts of more than $1,000 other than the contracts described in P. 1(c) above; (ii) any note, indenture, credit facility, mortgage, security agreement or other contract, arrangement or understanding relating to or evidencing indebtedness for money borrowed or a security interest or mortgage in its assets other than those described in P. 1(c) above; (iii) any guaranty; (iv) any contract, arrangement or understanding relating to the acquisition, issuance or transfer of any securities; (v) any contract, arrangement or understanding relating to the acquisition, transfer, distribution, use, development, sharing or license of any technology or intellectual property rights; (vi) any contract, arrangement or understanding granting to any person the right to use any of its property or property rights; (vii) any contract, arrangement or understanding restricting its right to (A) engage in any business activity or compete with any business, or (B) develop or distribute any technology or (viii) any contract, arrangement or understanding relating to the employment of, or the performance of services of, any employee, consultant or independent contractor and pursuant to which it is required to pay more than $1,000 per year.

         (q) Except as set forth on Schedule 4(q) attached hereto Seller does not have any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type (other than as described in P. 1(c) above) in excess of $1,000 individually or $10,000 in the aggregate, whether accrued, absolute, contingent, matured, unmatured or otherwise.

         (r) The seller does not own any real  property.  Except as set forth on
Schedule 4(r) attached hereto, the Seller does not lease or have any leasehold interests in any real property. All such leases are in full force and effect and any necessary consents to this Agreement will be obtained and delivered to Buyer at the Closing.

         (s) Seller is not a party to nor bound by any collective bargaining agreements; any agreements that contain any severance pay or post-employment liabilities or obligations; any bonus, deferred compensation, pension, profit sharing or retirement plans or any other employee benefit plans or arrangements; any employment contracts other than those disclosed in this Agreement; any fidelity or surety bond or completion bond or any contract of indemnification.

         (t) Except as set forth on Schedule 4(t) attached hereto Seller does not have any contracts for insurance of any nature whatsoever.

         (u) Seller shall use all reasonable efforts to obtain the consents, waivers and approvals under any of its contracts that are required or deemed by the Buyer necessary in order to consummate the transactions set forth in this Agreement.

         (v) From the date hereof and through the Closing Date the Seller shall not without the prior written consent of the Buyer:

                  (A) engage in any transaction except in the ordinary course or business.

                  (B) make any capital expenditure in excess of $1,000 in the aggregate.

                  (C) authorize or effect any change in its Certificate of Incorporation or By-laws.

                  (D) grant any stock options, rights or warrants, or issue, sell, authorize for issuance or otherwise dispose of any of its capital stock.

                  (E) sell, lease, encumber or dispose of, or otherwise agree to sell, lease encumber or otherwise dispose of, any of its assets.

                  (F) declare, set aside or pay any dividend or distribution with respect to its capital stock, whether in cash or otherwise.

                  (G) split, combine or reclassify any of its capital stock or redeem, repurchase or otherwise acquire any of its capital stock.

                  (H) acquire or agree to acquire by merger or  consolidation or
                  by   purchase   of  assets,   any   business  of  any  person,
                  corporation, partnership or other entity.

                  (I) incur or commit to any capital expenditure other than expenditures consistent with past practices in the ordinary course of business.

                  (J) make any loans, advances or capital contributions to, or investments in, any any person, corporation, partnership or other entity; pay, discharge or satisfy any claims, liabilities or obligations (whether absolute, accrued, unasserted, contingent or otherwise), other than payments, discharges or satisfactions incurred or committed to in the ordinary course of business consistent with past practices; or create, incur, assume or suffer to exist any indebtedness, issuances of debt securities, guarantees, security interests, loans or advances not in existence as of the date of this Agreement.

                  (K) make any change in the employment terms for any of its officers, directors, employees, or consultants.

                  (L)  resolve  or commit to  resolve,  whether  in  writing  or
                  otherwise,   to  write-off  as   uncollectible   any  accounts
                  receivable.

         All of the foregoing representations, warranties and agreements shall survive the Closing Date.

         5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BUYER. Buyer hereby represents, warrants and agrees with Seller as follows:

         (a) The shares of Common Stock to be delivered hereunder shall be when issued, duly authorized, fully paid and nonassessable shares of voting Buyer Common Stock.

         (b) This Agreement has been duly executed and delivered by Buyer and constitutes its valid and binding Agreement, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or in equity.

         (c) For a period of 90 days from and after the Closing Date all employee salaries shall be frozen at their current levels. The salary of John R. Stokes shall convert to $75,000 per annum commencing on the Closing Date.

         (d) Commencing 90 days after the closing date employee salaries shall be as set forth on EXHIBIT B attached hereto.

         All of the foregoing representations, warranties and agreements shall survive the Closing Date.

         6. FEES AND EXPENSES. Each party hereto shall bear and pay all of their own fees, costs and expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, accountants, brokers and financial advisors.

         7.  CONDITIONS  TO CLOSING.   The obligation of Buyer to consummate the
transactions  set forth herein are subject to the following conditions:

         (a) The representations and warranties of Seller, John T. Stokes and Janet C. Stokes made herein are true and correct as of the Closing Date.

         (b) Seller shall have complied with all covenants and agreements required to have been complied with by the Closing Date.

         (c) All deliveries at Closing are satisfactory in form and content to Buyer.

         (d) All contracts set forth in P. 1(c)(vi) remain in full force and effect.

         (e) All necessary consents and approvals to the transactions set forth in this Agreement shall have been received and delivered to Buyer.

         (f) There shall have been no material adverse change in the business, operations or financial condition of Seller since the date hereof.

         8. MISCELLANEOUS PROVISIONS.

         (a) WAIVER. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant or agreement contained herein may be waived only by a written notice from the party or parties entitled to the benefits thereof. No failure by any party hereto to exercise, and no delay in exercising, any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or future exercise of that right by that party.

         (b) NOTICES. All notices and other communications hereunder shall be deemed given if given in writing and delivered personally, by registered or certified mail, return receipt requested, postage prepaid, or by overnight courier to the party to receive the same at its respective address (or at such other address as may from time to time be designated by such party to the others in accordance with this subsection).

         (c) ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, administrators, executors and personal representatives and permitted assigns. Neither this Agreement nor any rights, duties or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto, except that vested rights to receive payment or to initiate legal action with respect to causes of action that have accrued hereunder shall be assignable by devise, descent or operation of law.

         (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (e) HEADINGS. The headings contained in this Agreement are solely for convenience of reference, are not part of the agreement of the parties and shall not be used in construing this Agreement or in any way affect the meaning or interpretation of this Agreement.

         (f) ENTIRE AGREEMENT. This Agreement, and the certificates and other instruments and documents delivered pursuant hereto, together with the other agreements referred to herein and to be entered into pursuant hereto, embody the entire agreement of the parties hereto in respect of, and there are no other agreements or understandings, written or oral, among the parties relating to, the subject matter hereof. This Agreement supersedes all prior agreements and understandings, written or oral, between the parties with respect to such subject.

         (g) GOVERNING LAW. The parties hereby agree that this Agreement, and the respective rights, duties and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Illinois. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought exclusively in the Federal or state courts sitting in Chicago, Illinois, and any court to which an appeal may be taken in any such litigation, and (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to any such action or proceeding, for itself and in respect of its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

         (h) INDEMNIFICATION. John T. Stokes and Janet C. Stokes hereby agree to indemnify and hold harmless Buyer, its employees, agents, consultants and attorneys (herein, the "Indemnified Parties") from and against any loss, expense, damage or injury suffered or sustained by any of the Indemnified parties by reason of any breach or alleged breach of the terms, representations, warranties or covenants of this Agreement or by reason of any breach or alleged breach of the terms of any other agreement between the parties entered into in furtherance of this Agreement, including, but not limited to any judgment, award, settlement, attorneys' fees and other costs or expenses incurred in connection with the bringing of any lawsuit for any breach or alleged breach of this Agreement or incurred in connection with the defense of any actual or threatened action, proceeding or claim arising, directly or indirectly, as a result of the breach of this Agreement.

         (i) SEVERABILITY. In any case one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the foregoing provisions contained herein and therein shall not in any way be otherwise affected or impaired thereby.

         (J) BROKERAGE  COMMISSIONS.   The  parties  agree  that  there  is   no
commission due any broker or finder in connection with this Agreement or the transactions contemplated herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

         JJT, Inc.


         By:


         Piranha, Inc.


         By:




         John T. Stokes

         Janet C. Stokes

                                    EXHIBIT B

John T. Stokes        $130,000

Janet C. Stokes       $ 90,000

Kim Hiserote          $ 90,000

Linda Hiserote        $ 90,000

John R. Stokes        $ 75,000

Tim Feeley            $ 71,760

Allison Ross          $ 35,000

Donna Johnston        $ 32,000

Jennifer Kister       $ 29,000

Angie Becker          $ 28,000

Michelle Kuzov        $ 26,500

Kyle Snodgrass        $ 24,000

Tomi Aguirre          $ 22,880

Marian Clarke         $ 22,500

Nora Lockshin         $ 20,800

Jason Lovelace        $ 20,800

Ann McWhirter         $  5,720

Kathleen Meko         $  5,720

                                    EXHIBIT A

                           ASSIGNMENT AND BILL OF SALE

JJT, INC.                                                     PIRANHA, INC.
---------                                                     -------------
 Assignor                                                        Assignee

         WHEREAS,   Assignor  wishes to  sell  to  Assignee all of its business, properties and assets;

         WHEREAS, Assignor and Assignee have entered into an agreement, dated November 1, 2000 ("Agreement"), providing for such sale;

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that in pursuance to the Agreement, Assignor does hereby bargain, sell, assign, transfer and set over unto Assignee, its successors and assigns, all of the business, properties and assets of Assignor of every kind, character, nature and description, tangible or intangible, wherever situated, including, without limitation, contracts, contract rights, patents, franchises, licenses, copyrights, trademarks, trade names, service marks, choses in action, accounts receivable, prepaid items, leaseholds and leasehold improvements, fixtures, equipment, insurance policies, inventory, raw materials, supplies, causes of action, books and records, goodwill, cash on hand and cash equivalents and the right to use its present corporate name and any substantially similar name, including, but limited to the following and not in limitation of the foreoing:

         All software, hardware, computers and computer peripherals, supplies and accessories;

         All  land,  buildings,   structures,   fixtures,   engines,  machinery,
         appliances, tools, dies, jigs, apparatus and equipment of every kind, class and description;

         All raw materials, supplies, finished products and materials and goods in process of manufacture;

         All patents, inventions, processes, formulae and all rights, interests and claims in, to, or under any thereof;

         All right to use the phrase "JJT, Inc." or "JJT, Incorporated" or any variation thereof;

         All cash on hand or deposits in banks and all other cash assets;

         All shares of stock in other corporations or other securities and any and all beneficial interest in which the Assignor may have in any property or properties; All bills, notes and accounts receivable, and any and all sums of money due or to become due by reason thereof, customers' lists, prepaid taxes, deferred charges, leases, unexpired insurance and all accounts and contracts, including existing contracts and orders and any and all choses in action, claims and demands of whatsoever nature;

         All account books, manufacturing books, accounts and data on costs;

         All automobiles, trucks and other vehicles;

         All other rights, claims, demands, property, assets and effects, of every nature and kind, tangible or intangible, real or personal, and wheresoever situated, whether mentioned or referred to in this instrument or not, which is connected in any manner with the business hereby conveyed, and also all the estate, right, title and interest, and demand whatsoever, as well as in law as in equity, of the Assignor in and to the said property and rights and any and every part thereof.

The Assignor does hereby covenant, represent and warrant to and with the Assignee that the Assignor is the lawful owner of the property hereby conveyed or intended to be conveyed and that it has good and unencumbered titles to the property and assets hereby sold, transferred, assigned, and conveyed, and to each and every part thereof, and full right to sell, assign, transfer and convey the same, free and clear of all liens, security interests, encumbrances and rights of third parties except as set forth in the Agreement.

The Assignor further covenants and agrees to execute and deliver to the Assignee, its successors and assigns, all such further and separate assignments, agreements, conveyances, deeds and other instruments as the Assignee or its successors or assigns may at any time reasonably request, for the better assuring to it or them of the title to the said property and assets and all the right, title and interest of the Assignor therein and thereto.

Except as set forth in the Agreement the Assignee expressly does not assume or agree to perform any of the outstanding agreements of the Assignor contained in its contracts or leases and the Assignee further expressly does not covenant or agree to pay, satisfy or discharge any of the indebtedness or liabilities of the Assignor, which may be unsatisfied at the date hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Bill of Sale this 1st day of November 2000.

         JJT, Inc.                                            Piranha, Inc.


         BY:                                         By:
             --------------------------------

                                                           SCHEDULE 4(G)

         Employment Agreement, dated 9/22/00 for Tomi Aguirre.

         Employment Agreement, dated 2/15/91 for Angie Becker.

         Employment Agreement, dated 7/28/95 for Tim Feeley.

         Employment Agreement, dated 4/1/98 for Kim Hiserote.

         Employment Agreement, dated 10/5/95 for Linda Hiserote.

         Employment Agreement, dated 1/26/98 for Donna Johnston.

         Employment Agreement, dated 3/2/98 for Jennifer Kister.

         Employment Agreement, dated 1/19/00 for Michelle Kuzov.

         Employment Agreement, dated 6/1/00 for Nora Lockshin.

         Employment Agreement, dated 9/25/00 for Jason Lovelace.

         Employment Agreement, dated 9/11/00 for Ann McWhirter.

         Employment Agreement, dated 9/11/00 for Kathleen Meko.

         Employment Agreement, dated 2/23/98 for Allison Ross\.

         Employment Agreement, dated 12/13/99 for Kyle Snodgrass.

                                  SCHEDULE 4(I)

                                REQUIRED CONSENTS

1.  Written  Consent  of  Motorola,  Inc.   pursuant  to ss.20 D  of  Consulting
Agreement  by  and  Between   Motorola,  Inc.  Semiconductor Products Sector and
JJT, Inc. Need consent.

2. Colonial Pacific Leasing contract dated November 5, 1997. Need consent.

3. General Accident Insurance Co. Of America,   Workers Compensation.  Policy WC
0304272-01.  Must notify them of change of ownership as per endorsement.

4. Commercial Inland Marine Insurance Policy, Central Insurance Agency, Policy No. CRR699143. Need consent.

5. Commercial Account Insurance Policy, Central Insurance Agency, Policy No. GRR655235. Need consent.

6. Workers Compensation Policy, Central Insurance Agency, Policy No. AR(01)H20 56 40. Need consent.

7. Commercial Fire Policy, Central Insurance Agency, Renewal CF 2652326-00. Need consent.

8. Business Complex Lease. Dated May 5, 2000. Need consent.

                   REVISIONS TO LIBRARY OF CONGRESS CONTRACTS

1. Indicate JJT, Inc. is a Delaware corporation.